EXHIBIT 99.1

Enochian BioSciences

Elegant Simplicity: Integrating Diverse Scientific Approaches to Develop Potential Cures

H.C. WAINWRIGHT GLOBAL INVESTMENT CONFERENCE

May 23-26, 2022

www.enochianbio.com

FORWARD-LOOKING STATEMENTS

Certain statements in this presentation that are not strictly historical in nature, regarding our future operations, strategy, potential regulatory treatment, acceptance or changes, preclinical opportunities or activities, potential commercial sales, or outcomes of later clinical trials, among other topics, are "forward-looking statements" for the purposes of federal securities laws. All statements other than statements of historical fact included in this presentation are forward-looking statements, which may be identified by the use of forward-looking terminology such as "believes," plans," "expects," "aims," "intends" or similar expressions, although not all forward-looking statements contain such identifying words. These forward-looking statements are predictions and expectations of future events based on currently available information and assumptions drawn from currently available information. Be advised that these forward-looking statements are subject to a number of known and unknown risks and uncertainties, many of which are difficult to predict or out of our control, including the success or efficacy of our pipeline, as well as other factors discussed under the heading "Risk Factors" in Enochian's most recently filed Annual Report on Form 10-K and other filings with the SEC. Actual future events, outcomes or results may differ materially from those projected in any of such forward-looking statements due to the occurrence of such uncertainties or the failure of such forward-looking statements' underlying assumptions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements, expressed or implied, oral or written, are expressly qualified in their entirety by this cautionary statement. Except as otherwise required by applicable law, Enochian undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof.

TECHNOLOGY PLATFORMS

Potential to accelerate and maximize efficiencies/costs in pre-clinical, clinical, regulatory, product development, production, distribution, marketing, reimbursement

Hijack RNA

Tricks viruses to kill cells they infect

- HIV treatment or cure (HV-31)
- HBV cure (HB-01)
- Coronavirus Treatment (CV-01)
- Coronavirus Prophylaxis (CV-11)
- Influenza treatment (FL-01)
- Influenza prophylaxis (FL-11)

Allogenic Cellular Therapies

- **HIV Therapeutic Vaccine (HV-12)**
- **HIV Natural Killer and Gamma Delta T-cell Treatment or Cure (HV-21)**
- **Off the Shelf Dendritic Cell Vaccine for Multiple Solid Tumors (DC-11)****

***First target pancreatic cancer*

STRATEGY: LEVERAGE SCIENTIFIC APPROACHES TO CREATE “MULTIPLE SHOTS ON GOAL” & NEW INTELLECTUAL PROPERTY

Combining novel cell, gene and immunotherapy to build a diverse pipeline across and within diseases to allow for better business decisions to sell, sub-license, partner or manufacture and maximize patient impact and shareholder value.

Develop pipeline of HIV treatments/cures

Develop pipeline of Hepatitis B (HBV) treatments/cures

Develop pipeline for Pan-SARS-CoV & Pan-Influenza treatment/prophylaxis


Enochian’s
Ground
Breaking
Science

Sell or sub-license to maximize impact and value

Develop pipeline of oncology treatments/cures

STRATEGIC APPROACH

- Cutting Edge, Potentially Transformational Science
- Strategic Engagement to ***Accelerate*** and ***Validate*** Science to Reach As Many People as Possible:
  - ✓ Partner with Leaders in Field to Perform Key Experiments and on Scientific Advisory Boards
  - ✓ "Warp Speed", Non-Linear Pipeline Management
- Top Level Board and Management Leadership:
  - ✓ New EVP of Research and Development with > 3 Decades in Pharma and Biotech
  - ✓ New SVP Clinical Operations with 35 years at Pfizer

KEY BENCHMARKS REACHED WITHIN 3 YEARS OF NEW MANAGEMENT AND ESTABLISHING R&D CAPACITY; POTENTIALLY 2-4 IND/CLINICAL TRIALS BY Q4 2022/Q1 2023

Pre-IND for potential cure HBV – Completed with FDA response; potential for clinical trials to begin in 2022

Pre-IND for potential cellular cure of HIV (NK-DGT; ENOB-21) – *Completed* with FDA response; potential for clinical trails to begin in 2022

Pre-IND one step (request and package) submitted for potential pan-SARs-CoV inhaled treatment; potential for clinical trails to begin in 2022; Response with Clear Direction Provided Based on HBV

Entered into Profit Sharing Partnership with Caring Cross in March 2022 to use (ENOB-HV-01's) "special sauce" to potentially improve the effectiveness and reduce the cost and toxicity of a CAR-T approach to HIV Cure already in clinical trials

ENOCHIAN BIOSCIENCES AT A GLANCE

Headquartered in Los Angeles, CA
Uplisted to Nasdaq in December 2018 (Ticker: ENOB)
Year-End: June 30th

Market Cap $ 331.5M;
Share Price of $6.26 as of May 20, 2022
(Source Nasdaq.com)

The Company has raised total cash to date of $76M*

*As of 3/31/2022 - Private placement at acquisition of $30.6M + $6.2M in Notes Payable +$29M of Direct Offering +$4.7M of LPC equity draw + $5M private placement

Total Funds Available to the Company:

- $15.3M LPC Purchase Agreement
- $100M Active S-3 Shelf Registration

INTELLECTUAL PROPERTY

	PATENT TITLE	LINK TO PATENT/ APPLICATION NO.
HV-01	METHODS AND COMPOSITIONS FOR NON-MYELOABLATIVE BONE MARROW RECONSTITUTION	HTTPS://USPTO.REPORT/PATENT/APP/20190269734..
HV-11/12	ALLOGENEIC T-CELL-BASED HIV VACCINE TO INDUCE CELLULAR AND HUMORAL IMMUNITY	HTTPS://USPTO.REPORT/PATENT/APP/20210030795
HV-21	ACTIVATED LYMPHOCYTIC CELLS AND METHODS OF USING THE SAME TO TREAT CANCER AND INFECTIOUS CONDITIONS	HTTPS://USPTO.REPORT/PATENT/APP/20210008110
HB-01; HV-31; CV-01; FL-01	COMPOSITIONS AND METHODS FOR TREATING VIRAL INFECTIONS	IAN: PCT/US2020/048370 IPN: WO 2021/041787 A1; PUBLISHED 4 MARCH 2021
CV-11	COMPOSITIONS AND METHODS FOR TREATING AND PREVENTING CORONAVIRUS INFECTIONS	U.S. PROVISIONAL APPLICATION NO. SERIAL NO. 63/157,676 FILED MARCH 6, 2021
DC-11	METHODS AND COMPOSITIONS USING RECOMBINANT DENDRITIC CELLS FOR CANCER THERAPY	HTTPS://USPTO.REPORT/PATENT/APP/20200016250

Enochian
BioSciences

PAN-SARS-CoV AND INFLUENZA VIRUS TREATMENT AND PROPHYLAXIS

NOVEL MECHANISM OF ACTION AND DELIVERY TO KILLS VIRUS IN NOSE, MOUTH AND LUNG – *POTENTIAL KEY TOOL FOR NEW VARIANTS*

The Hijack RNA product targets a region of Coronavirus that is conserved across SARS-CoV-1 and SARS-CoV-2; by genetics and protein structures, potentially pan Coronavirus

Penetration of Respiratory Epithelial Cells and Remain There Until:

- Natural death/cell turnover
- A virus entering the cell

Delivery of Hijack RNA by Aerosol Could:

- Kill infected cells in nose, mouth and lung potentially limiting illness and spread

Potential Key to Manage Variants, Spread Including to Close Contacts

- BA.2.12.1, 4 and 5 – risk of resistance to nAB induced by 3-dose vaccines and Omicron 1 – *Cold Spring Harbor*)
- Administration every few months could prevent every coronavirus infection including SARS-CoV-2 and the cause of 20 percent of common colds

RESULTS IN MICE WITH RECEPTOR FOR SARS-CoV-2 (ACE-2)

By 48 hours, No Evidence of Virus



Day 2
Day 3
Day 4
Day 6
AAV without Hijack RNA
AAV with Hijack RNA

OUR MODEL: OPERATION "WARP SPEED"

- Simultaneous, non-linear model; One-Step Pre-IND submitted – letter indicating clear direction provided based on HBV Pre-IND
- Research and FDA approved—products Commercial Producers identified
- Product Distributors and Reimbursement Partners Identified
- Promising Non-Dilutive Capital

Enochian BioSciences

Influenza Treatment

Presented by Dr. Serhat Gumrukçu at ASGCT, 2020

INFLUENZA TREATMENT

Tamiflu: 1999-2016 $20 billion revenue – peak $3 Billion

2017

1999–2016

Generic; total market expected to reach $940 million 2027



Source: https://www.transparencymarketresearch.com/tamiflu-oseltamivir-phosphate-market.html

HIJACKING INFLUENZA POLYMERASE

Results in several strains show rapid death of all infected, but not uninfected cells

Targeted region conserved in every pandemic threat since 1918



H1N1-Infected Cell Percentage
H1N1
H1N1 + Test AAV
AAV
%
100
80
60
40
20
0
0
24
48
72
96
120
TIME (H)



H3N2-Infected Cell Percentage
H3N2
H3N2 + Test AAV
AAV
%
100
80
60
40
20
0
0
24
48
72
96
120
TIME (H)



Influenza B-Infected Cell Percentage
Infl B
Infl B + Test AAV
AAV
%
60
40
20
0
0
24
48
72
96
120
TIME (H)

RESEARCH AND DEVELOPMENT PLAN

- Advance SARS-CoV product

- ***"Plug and Play"*** formulation to accelerate research, development, regulatory, production and commercialization plan

Enochian BioSciences

HEPATITIS B VIRUS PROGRAM

Pre-IND Meeting Already Accepted

WHY DO WE NEED A CURE FOR HBV?

Despite the existence of a highly effective vaccine, there are:



~296 million [1]

Living with chronic HBV worldwide in 2019

~1.5 MILLION [1]

Infected with HBV worldwide Every Year

~820 Thousand [1]

HBV related deaths worldwide Every Year

Short Term Market

~2.4 MILLION [2]

People living with chronic HBV in the U.S.

~13.3 MILLION [3]

People living with chronic HBV in Europe

~4.3 MILLION [4]

People living with chronic HBV in Middle East

~127 MILLION [5,6]

People living with chronic HBV in India and China

Gilead purchased global rights for Hepatitis C virus (HCV) cure for $11 billion;
177 million people are living with HCV globally; *half as many as HBV*; peak sales $33 billion

See data source slides

TARGET PRODUCT PROFILE

- Two to three dose treatment
- High probability of eliminating all HBV rapidly ("seek and kill"), versus interrupting replication and slow reduction of ccc-DNA
- Applicable for early disease to maximize impact
- Low risk of toxicity

RESULTS IN MICE TRANSPLANTED WITH INFECTED TISSUE

- On day 8 there was no visible signal in mice treated with the test vector. Daily growth of target cells was observed in controls.
- No general health-related adverse events observed in test-vector treated mice.
- No liver or treatment-related toxicity was observed in test vector-treated mice or recrudescent xenograft growth by day 30.



ROI 2=1.891e+07
ROI 2=1.370e+07
ROI 2=6.220e+06
ROI 2=2.811e+06
ROI 2=2.037e+05
TEST
Day2
Day 3
Day 4
Day 5
Day 8
ROI 1=2.900e+07
ROI 1=2.644e+07
ROI 1=2.066e+07
ROI 1=1.327e+07
ROI 1=1.573e+08
CONTROL



Bioluminescence ROI (e7)
20
15
10
5
0
TEST
CONTROL
DAY 2
DAY 3
DAY 4
DAY 5
DAY 8

FIGURE 6: IN VIVO XENOGRAFT KILLING KINETIC. A: Daily bioluminescence measurements in TEST versus CONTROL AAV-treated mice, starting day 2 post -AAV administration. B: Graph of bioluminescence ROI (e^7) of TEST versus CONTROL AAV-treated mice.

SUMMARY OF KEY ENOB-HB-01 RESULTS AND NEXT STEPS

Results

- Mean cell death in a variety of HBV-producing cells was 92% by day 4; No cell death in non-HBV-producing cells
- *in vivo* studies confirm that HBV Hijack RNA induce cell death
- Data presented at HEP DART December 2019 – *selected as one of the best new therapies/ novel strategies* – and the 2020 annual conference of the American Society of Gene and Cell Therapy

Next Steps

- Results from studies in chimeric mice (gold standard) expected near-term
- Pre-IND written comments received; Potential IND 2022

Enochian
BioSciences



HIV PROGRAMS

Confidential

WHY DO WE NEED A CURE AND VACCINE FOR HIV?



~38 MILLION [7]
Living with HIV worldwide in 2020

~1.5 MILLION [7]
Infected with HIV worldwide in 2020

~680 Thousand [7]
AIDS related deaths worldwide in 2020

~35 Thousand [8]
Diagnosed with HIV in the U.S. in 2019

Short Term Market

~1.2 MILLION [9]
People living with HIV in the U.S.

~2.6 MILLION [10]
People living with HIV in Europe

~7.8 MILLION [11]
People living with HIV in South Africa


ANTIRETROVIRAL THERAPY
ART USES DIFFERENT KINDS OF MEDICATION TO KEEP HIV FROM GROWING & MULTIPLYING

Antiretroviral Therapy (ART)

- Standard of Care for HIV Today
- Causes Bone and Kidney Damage

~$36,000 to $48,000 [12]
Yearly cost of ART in the US in 2018



~Half Trillion $ spent between 2000-2015 [13]
~ $35 billion/year USA [13]

HIV can be controlled with antiretroviral therapy or ART with taxing side effects & at significant cost to healthcare system; no effective cure currently exists for HIV/AIDS

See data source slides

HIV PIPELINES

Potential Goal: Narrow to two with best results and likely synergies for combination therapy and optimal commercial use, e.g., HV-11 + HV-31 or HV-21 + HV-31 +/- HV-01

Partnership, sublicense, or sale of others possible but with competition risk

Two Immunologic Enhancements	One "Seek and Kill"	One Genetic Modification to Prevent Infection of T-cells
• Therapeutic HIV Vaccine (ENOB-HV-12); Preliminary Non-Human Primate Data likely Q4 2022 • HIV NK/GDT Treatment (ENOB-HV-21) II Pre-IND Completed; IND-enabling Cell Manufacture in process; Enrollment expected by end of 2022	• HIV Hijack RNA (ENOB-HV-31); Vectors Being Studied	• HIV Autologous transplant (ENOB-HV-01) • INTERACT held • Partnership for use of technology for CAR-T completed

Enochian BioSciences

ENOB-HV-21

Therapy with Allogeneic NK and Gamma Delta T-cells

Investigator Initiated Pre-IND completed; Investigator-initiated IND and potential for clinical trial to begin in medium-term in 2022

HV-21: ALLOGENEIC NK PLUS GAMMA DELTA T(GDT) CELLS AS POTENTIAL THERAPY FOR HIV

- GDT have been reported to be both a potential reservoir for, and effector T cells to kill, HIV-infected cells
- Allogenicity is a potent immuno-stimulator
- Allogeneic GDT could be a potential therapy for HIV, in particular patients who cannot tolerate ART
- Enochian owns license; under IRB-approved protocol Seraph Research Institute has treated 3 subjects (so not yet listed on Enochian pipeline); 2 with confounding factors
- SRI presented promising, preliminary results from the subject without confounding factors

CONTROL OF HIV WITHOUT ANTIVIRAL TREATMENT FOR 360 DAYS; A Lower Level of Virus than When With Antiviral Treatment



7
6
5
4
3
2
1
0
HIV RNA Log10
-5
0
6
14
30
100
115
145
175
211
245
280
340
400
430
DAYS

Presented at 2021 annual conference of the American Society of Gene and Cell Therapy at 255 days

NEXT STEPS

Investigator-initiated Pre-IND completed; *GMP "light" enabling runs in process*;
Potential IND and human trials in 2022

Enochian
BioSciences



ONCOLOGY PROGRAM

ENOB-DC-11: FIRST TARGET – PANCREATIC CANCER



No Good Treatment Options Beyond Stage I

~450,000 [14]
Cases per year worldwide

~60,000 [15]
Cases per year in the U.S.

~48,000 [15]
Deaths per year in the U.S.

~10% [15]
Survival rate at 5 years

Bristol-Myers Squibb's-wholly owned subsidiary Celgene's Abraxane has ~$1B+ in sales per year

See data source slides

DENDRITIC CELLS ORCHESTRATE THE IMMUNE RESPONSE


T-Cell
B-Cell
NK
DC

PUBLISHED REPORT OF A SIMILAR APPROACH: RECURRENT GLIOBLASTOMA WITH NO TUMOR NOW AT 30 MONTHS (15 AT PUBLICATION) *POTENTIALLY PROMISING FOR ONCOLOGY PIPELINE*

American Journal of Case Reports – Current Volume: 22, 2021

Allogenic Natural Killer and Cytomegalovirus (CMV)-pp65 Pulsed Dendritic Cells Induced Complete Response Through 30 Months in a Patient with Recurrent Glioblastoma: A Case Study

Authors: Serhat Gumrukcu, Tung X. Nguyen, Rachel L. White, Gregory T. Howell, Phillip Musikanth

Am J Case Rep 2021; 22:e931030

NEXT STEPS

- Collaboration with Dr. Ana Jewett, UCLA, developer of mouse model to study pancreatic cancer
- *In vitro* studies in progress; *in vivo* planned for near-term
- *Potential for IND submission/enrollment in human trials in 2022*

DATA SOURCES

[1] https://www.who.int/news-room/fact-sheets/detail/hepatitis-b

[2] https://www.hepb.org/what-is-hepatitis-b/what-is-hepb/facts-and-figures/

[3] https://www.euro.who.int/en/health-topics/communicable-diseases/hepatitis/data-and-statistics

[4] http://www.emro.who.int/health-topics/hepatitis-vaccine/disease-burden.html

[5] https://www.who.int/china/health-topics/hepatitis

[6] https://www.who.int/india/health-topics/hepatitis

[7] https://www.unaids.org/en/resources/fact-sheet

[8] Estimated HIV incidence and prevalence in the United States 2015–2019

[9] Diagnoses of HIV infection in the United States and dependent areas, 2019

DATA SOURCES

[10] https://www.euro.who.int/en/health-topics/communicable-diseases/hivaids/hivaids

[11] https://www.unaids.org/en/regionscountries/countries/southafrica

[12] https://www.amfar.org/cost-of-hiv-rising/

[13] https://www.healthdata.org/news-release/first-long-term-study-finds-half-trillion-dollars-spent-hivaids

[14] https://www.wcrf.org/dietandcancer/pancreatic-cancer-statistics/

[15] https://www.cancer.net/cancer-types/pancreatic-cancer/statistics

Enochian BioSciences

THANK YOU

www.enochianbio.com